361 Global Managed Futures Strategy Fund Investor Class (AGFQX) Class I (AGFZX)
Summary Prospectus	March 2, 2021

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s statutory Prospectus and Statement of Additional Information and other information about the Fund online at https://361capital.com/all-products/361-global-managed-futures-strategy-fund/. You may also obtain this information at no cost by calling 1-888-736-1227 (1-888-7361CAP) or by sending an e-mail request to info@361Capital.com. The Fund’s Statutory Prospectus and Statement of Additional Information, both dated March 1, 2021, as each may be further amended or supplemented are incorporated by reference into this Summary Prospectus.

Investment Objective

The 361 Global Managed Futures Strategy Fund (the “Global Managed Futures Strategy Fund” or “Fund”) seeks positive absolute returns that have a low correlation to the returns of global stock and bond markets.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

		Investor Class Shares		Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases		None		None
Maximum deferred sales charge (load)		None		None
Redemption fee if redeemed within 90 days of purchase		None		None
Wire fee		$20		$20
Overnight check delivery fee		$25		$25
Retirement account fees (annual maintenance fee)		$15		$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.25%		1.25%
Distribution and service (12b-1) fees		0.25%		None
Other expenses		0.84%		0.84%
Shareholder service fee[1]	0.09%		0.09%
Dividends and interest expense on short sales	0.09%		0.09%
All other expenses	0.66%		0.66%
Acquired fund fees and expenses		0.03%		0.03%
Total annual fund operating expenses[2]		2.37%		2.12%
Fees waived and/or expenses reimbursed[3]		(0.26)%		(0.26)%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[2,3]		2.11%		1.86%

1	The maximum shareholder service fee for Investor Class and Class I shares is 0.15%.
2	The total annual fund operating expenses does not correlate to the ratio of expense to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.
3	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), leverage interest, taxes, dividend and interest expenses on short sales, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 1.99% and 1.74% of the average daily net assets of the Fund's Investor Class and Class I shares, respectively. This agreement is in effect until February 28, 2022, and it may be terminated before that date only by the Trust's Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class shares	$214	$715	$1,242	$2,686
Class I shares	$189	$639	$1,115	$2,431

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

In pursuing its investment objective, the Fund expects to primarily focus, under normal circumstances, on investment in long or short positions in futures contracts for which the underlying reference asset is an index comprised primarily of non-U.S. issuers, although for brief periods of time the Fund may take temporary cash positions when 361 Capital, LLC (“361” or the “Advisor”), the Fund’s advisor, investment methodology dictates that the Fund exit a number of its positions simultaneously. The Fund further expects that, under normal circumstances, such non-U.S. issuers will be from at least three different countries other than the United States.

In pursuing the Fund’s investment objective, the Advisor employs a counter-trend strategy by engaging a set of quantitative models to make investment decisions. In particular, the Fund’s counter-trend strategy follows an investment model designed to perform in volatile markets, regardless of direction, by taking advantage of market fluctuations. The Fund’s counter-trend strategy follows an investment model designed to perform in volatile markets, regardless of direction, by taking advantage of short-term bi-directional market fluctuations. Using a combination of market inputs, the model systematically identifies when to purchase and sell specific investments for the Fund. The Advisor may also use other quantitative models that focus on longer term market trends rather than on identifying short-term purchase and sale opportunities. The Fund’s investment strategy will involve active and frequent trading.

Futures contracts are typically exchange traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. A “long” position arises when the Fund holds a security in its portfolio. The Fund will have a “short” position where it sells a security it does not own by delivery of a borrowed security. Generally, a “long” position in a futures contract is expected to provide a positive return if the price of the underlying instrument or reference obligation increases and a negative return if the price of the underlying instrument or reference obligation decreases. Conversely, a “short” position in a futures contract is expected to provide a positive return when the price of the underlying instrument or reference obligation decreases and a negative return if the price of the underlying instrument or reference obligation increases. If the Fund holds both long and short futures positions in the same underlying instrument or reference obligation, the Fund may experience an overall loss with respect to its investments in that instrument or obligation if losses on one position (long or short) exceed the gains on the other position (long or short).

The Fund will be required to use a portion of its assets as margin for the Fund’s futures positions. The amount of margin will be based on the notional value of the futures contracts held by the Fund. Assets of the Fund not invested in futures or used as margin will generally be invested in liquid instruments. The Fund may hold liquid money market instruments during periods when the Fund is already invested in futures positions to the extent dictated by its investment strategy, when the Fund is not invested in futures positions, or as needed to comply with current SEC guidance relating to asset coverage for derivatives investments held by investment companies. As a result, a substantial portion of the Fund’s portfolio may be invested in instruments other than futures contracts. While investments other than futures may contribute to the Fund’s performance, the Advisor expects that over time and under normal market conditions a majority of the Fund’s performance will be attributable to the Fund’s futures positions.

In addition, the Fund may write put and call options and purchase put and call options on futures, and securities indices. The Fund may purchase or write options in combination with each other (i.e., simultaneously writing call options and purchasing put options) to adjust the risk and return of its overall investment positions.

Principal Risks of Investing

Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

Futures risk. The Fund’s use of futures contracts (and related options) expose the Fund to leverage and tracking risks because a small investment in futures contracts may produce large losses and futures contracts may not be perfect substitutes for securities. The value of a futures contract tends to increase and decrease in correlation with the value of the underlying instrument. Risks of futures contracts may arise from an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. The Fund’s use of futures contracts (and related options) exposes the Fund to leverage risk because of the small margin requirements relative to the value of the futures contract. A relatively small market movement will have a proportionately larger impact on the funds that the Fund has deposited or will have to deposit with a broker to maintain its futures position. Leverage can lead to large losses as well as gains. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intraday price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Derivatives risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

Foreign investment risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Changes in exchange rates and interest rates, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

Market risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Currency risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Management and strategy risk. The value of your investment depends on the judgment of the Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Fixed income securities risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than higher rated securities.

Government intervention and regulatory changes risk. In response to the global financial crisis that began in 2008, which caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks took steps to support financial markets, including by keeping interest rates low. The Federal Reserve has reduced its market support activities and has raised interest rates. These policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. In addition, legal and regulatory changes could occur that may adversely affect the Fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. For example, changes in regulation related to the Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.

Asset segregation risk. As a series of an investment company registered with the SEC, the Fund must segregate liquid assets, or engage in other measures to “cover” open positions with respect to certain kinds of derivatives and short sales. The Fund may incur losses on derivatives and other leveraged investments (including the entire amount of the Fund’s investment in such investments) even if they are covered.

Leveraging risk. Certain Fund transactions, such as entering into futures contracts, options and short sales, may give rise to a form of leverage. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. Leverage creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had, potentially resulting in the loss of all assets. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

Short sales risk. In connection with a short sale of a security or other instrument, the Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise. If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase. Shorting options or futures may have an imperfect correlation to the assets held by the Fund and may not adequately protect against losses in or may result in greater losses for the Fund’s portfolio.

Recent market events. An outbreak of a respiratory disease caused by a novel coronavirus (known as COVID-19) has resulted in a global pandemic and has caused major disruptions to economies and markets around the world, including the United States. Financial markets experienced and may continue to experience extreme volatility and severe losses, and trading in many instruments was and may continue to be disrupted as a result. Liquidity for many instruments was and may continue to be greatly reduced for extended periods of time. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Other market events like the COVID-19 outbreak may cause similar disruptions and effects.

LIBOR risk. Many financial instruments, financings or other transactions to which the Fund may be a party to use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR, although it is possible that all or a part of this phase out may be delayed. The unavailability and/or discontinuation of LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. While some instruments may contemplate a scenario in which LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is uncertainty regarding the effectiveness of any alternative methodology. In addition, the unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. The potential effect of the transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined and may adversely affect the Fund’s performance or net asset value.

Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Class I shares and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of a broad-based market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The bar chart shows the performance of the Fund’s Class I shares. Investor Class shares’ performance would be lower than the Fund’s Class I shares because of the higher expenses paid by Investor Class shares. Updated performance information is available on the Fund’s website at www.361funds.com.

Calendar Year Total Return (before taxes) for Class I Shares

For each calendar year at NAV

Class I
Highest Calendar Quarter Return at NAV	5.24%	Quarter Ended 03/31/2016
Lowest Calendar Quarter Return at NAV	(10.14)%	Quarter Ended 03/31/2020

Average Annual Total Returns (for periods ended December 31, 2020)	1 Year	5 Years	Since Inception (February 12, 2014)
Class I - Return Before Taxes	(6.79)%	2.26%	1.52%
Class I - Return After Taxes on Distributions*	(6.79)%	1.79%	1.18%
Class I - Return After Taxes on Distributions and Sale of Fund Shares*	(4.02)%	1.63%	1.09%
Investor Class – Return Before Taxes	(7.07)%	2.01%	1.26%
Bloomberg Barclays U.S. Treasury Bills: 1-3 Month Index (Reflects No Deductions for Fees, Expenses or Taxes)**	0.54%	1.13%	0.82%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I Shares only and after-tax returns for classes other than Class I will vary from returns shown for Class I.
**	Effective January 1, 2021, the Global Managed Futures Strategy Fund changed its primary performance benchmark from the FTSE 3-Month T-Bill Index to the Bloomberg Barclays U.S. Treasury Bills: 1-3 Month Index. The Advisor believes the Bloomberg Barclays U.S. Treasury Bills: 1-3 Month Index provides similar information to the prior index, while providing better value to shareholders.

Investment Advisor

361 Capital, LLC is the Global Managed Futures Strategy Fund’s investment advisor.

Portfolio Managers

Blaine Rollins, CFA, Managing Director, has been a portfolio manager for the Fund since its inception on February 12, 2014. Aditya Bhave, has served as a portfolio manager for the Fund since December 4, 2014. Messrs. Rollins and Bhave are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Investor Class
Direct Regular Accounts	$2,500	None
Direct Retirement Accounts	$2,500	None
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	None
Class I
All Accounts	$100,000	None

Fund shares are redeemable on any business day the NYSE is open for business, by written request or by telephone.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.